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                                                                  EXHIBIT 10(n)

                           THIRTEENTH AMENDMENT TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


     Thirteenth Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated October 23, 1997, among the undersigned parties.

                               R E C I T A L S:

     WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996, that certain Fourth Amendment thereto dated as of August 30, 1996, that certain Fifth Amendment thereto dated as of October 4, 1996, that certain Sixth Amendment thereto dated as of November 27, 1996, that certain Seventh Amendment thereto dated as of December 6, 1996, that certain Eighth Amendment dated June 19, 1997, that certain Ninth Amendment dated August 8, 1997 (the "Initial Partnership Agreement"), that certain Tenth Amendment dated as of September 8, 1997, that certain Eleventh Amendment dated as of September 11, 1997 and that certain Twelfth Amendment thereto dated October 15, 1997;

     WHEREAS, concurrently herewith, Peter D. Leibowits ("Contributor") is being admitted as an additional limited partner of the Partnership pursuant to that certain Contribution Agreement dated September 25, 1997, between the Partnership, General Growth Properties, Inc., a Delaware corporation and the general partner of the Partnership (the "General Partner"), and Contributor (the "Contribution Agreement"); and

     WHEREAS, the parties hereto, being the general partner of the Partnership, Contributor and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to reflect the foregoing admission, a previous transfer of units of partnership interest, a previous redemption of 55,900 units of partnership interest held by the General Partner and certain other understandings as set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

     2. The issuance of Additional Units to Contributor upon the terms set forth in the Contribution Agreement is hereby approved and Contributor is hereby admitted as an Additional Partner.



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     3. Contributor hereby agrees to be bound by the Initial Partnership
Agreement, as the same is amended hereby and as the same hereafter may be amended.

     4. The last sentence of Section 13.7 of the Initial Partnership Agreement may not be amended to modify the approval rights of Contributor without the consent of Contributor. In addition, without the consent of Contributor,
Section 2 hereof may not be amended.

     5. Exhibit A of the Initial Partnership Agreement is hereby deleted and the Exhibit A attached to this Amendment is hereby inserted in lieu thereof.

     6. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

     7. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

     8. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

     9. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By:
   --------------------------------
   Its:
       ----------------------------


LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership

By:  GENERAL TRUST COMPANY, not
     individually but solely as Trustee
     of Martin Investment Trust G, a partner


     By:___________________________
        Its:_______________________




______________________________
Peter D. Leibowits
  32 Lafayette Place
  Greenwich, Connecticut   06830




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                                  EXHIBIT A

                                   PARTNERS



                                      Number
                                       of               Percentage
    General Partner:                  Units              Interest
    ----------------                  -----              --------
    General Growth
      Properties, Inc.            35,344,791.0000


    Limited Partners:
    -----------------

    M.B. Capital Partners III     15,571,609.6062

    Stanley Richards
    Revocable Trust                  149,706.3938

    Joe W. Lowrance                   57,620.0000

    LWLDA Limited Partnership         45,223.0000

    Brent M. Milgrom                  57,620.0000

    GDC/A&B Limited Partnership       45,223.0000

    Edward S. Brown                   38,098.0000

    Edward S. Brown and Susan
     Garber, Husband and Wife,
     as Tenants by the Entirety       40,846.0000

    Lawrence A. Brown                 17,647.0000

    Merrill H.J. Roth                 29,024.0000

    The Roth Family                   22,308.0000
     Limited Partnership

    Arthur B. Morgenstern             54,625.0000

    Joseph Straus, Jr.                78,017.0000

    HIA Limited Partnership           80,001.0000

    Morgenstern, Rounick-Weiner       63,422.0000
     Associates

    Marvin Rounick and
     Judy Rounick, Husband
     and Wife, as Tenants-by-
     the-Entirety                     55,670.0000



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
   Joint Revocable Trust of
    Warren and Penny Weiner          18,557.0000

   Irrevocable Trust of
    Warren Weiner dated
    January 24, 1978 F/B/O
    Robyn Weiner                     18,557.0000

   Irrevocable Trust of
    Warren Weiner dated
    January 24, 1978 F/B/O
    Kimberly Weiner                  18,557.0000

   Forbes/Cohen Properties          801,842.0000

   Jackson Properties               346,795.0000

   Lakeview Square Properties       296,363.0000

   CA Southlake Investors, Ltd.     353,537.0000

   Peter D. Leibowits                          .             .
                                 ---------------    ----------

   Total Units:                                .      100.0000%
                                 ===============    ==========




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